UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
December 19, 2006
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
440 South LaSalle Street – Suite 3300
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On December 19, 2006, Commonwealth Edison Company (ComEd) issued $345 million in principal amount of its First Mortgage 5.40% Bonds, Series 105, due December 15, 2011 (Bonds). See Item 2.03 below for a description of those Bonds and related agreements.
Section 2—Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On December 19, 2006, ComEd issued $345 million of its First Mortgage 5.40% Bonds, Series 105, due December 15, 2011. The Bonds were issued pursuant to ComEd’s Mortgage dated July 1, 1923, as amended and supplemented by supplemental indentures, including the Supplemental Indenture dated August 1, 1944 (Mortgage) and the Supplemental Indenture dated as of December 1, 2006 (Supplemental Indenture). The Mortgage is a first mortgage lien on ComEd’s utility plant. ComEd will use the net proceeds from the sale of the Bonds to repay $199.4 million in borrowings currently bearing interest at 6.32% that ComEd made under its revolving credit agreement to repay debt that matured on December 1, 2006, and to refinance $145 million of its 7.625% notes that will mature on January 15, 2007. Pending the maturity of the 7.625% notes, the proceeds remaining after the borrowings under its revolving credit agreement are repaid will be held as cash. The Bonds were registered under the Securities Act of 1933, as amended, pursuant to ComEd’s Registration Statement on Form S-3 (Registration No. 333-133966), which was effective upon filing with the Securities and Exchange Commission on May 10, 2006.
The Bonds carry an interest rate of 5.40% per annum, which is payable semi-annually on June 15 and December 15, commencing June 15, 2007. The Bonds are redeemable at any time at ComEd’s option at a “make-whole” redemption price calculated as provided in the Supplemental Indenture. A copy of the Supplemental Indenture, which establishes the terms of the Bonds, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
In connection with the issuance of the Bonds, Sidley Austin LLP provided ComEd with the legal opinion attached to this report as Exhibit 5.1.
A copy of the Underwriting Agreement dated December 13, 2006 among ComEd and Banc of America Securities LLC, Deutsche Bank Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this report.
* * * * *
Forward-Looking Statements
This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) ComEd’s 2005 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 17; (2) ComEd’s Third Quarter 2006 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the SEC by ComEd. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. ComEd does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.
Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed herewith and are exhibits to the Registration Statement on Form S-3, Registration No. 333-133966, as noted below:

Registration
8-K	Statement
Exhibit No.	Exhibit No.	Description

1.1	1-1-4	Underwriting Agreement dated December 13, 2006 among ComEd and Banc of America Securities LLC, Deutsche Bank Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein.

4.1	4-4-4	Supplemental Indenture dated as of December 1, 2006 from ComEd to BNY Midwest Trust Company, as trustee, and D.G. Donovan, as co-trustee.

5.1	5-1-5	Opinion dated December 19, 2006 of Sidley Austin LLP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY

/s/ Robert K. McDonald

Robert K. McDonald
Senior Vice President, Chief Financial Officer,
Treasurer and Chief Risk Officer
December 20, 2006

EXHIBIT INDEX

Registration
8-K	Statement
Exhibit No.	Exhibit No.	Description

1.1	1-1-4	Underwriting Agreement dated December 13, 2006 among ComEd and Banc of America Securities LLC, Deutsche Bank Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein.

4.1	4-4-4	Supplemental Indenture dated as of December 1, 2006 from ComEd to BNY Midwest Trust Company, as trustee, and D.G. Donovan, as co-trustee.

5.1	5-1-5	Opinion dated December 19, 2006 of Sidley Austin LLP.